ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

ING Flexible Income

Supplement dated June 14, 2010 to the Contract Prospectus
dated April 30, 2010, as amended

The following information updates and amends certain information contained in your variable annuity
Contract Prospectus. Please read it carefully and keep it with your current Contract Prospectus for future reference.

1.	Effective June 1, 2010, the name of the subadviser for ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio changed from Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) to Invesco Advisers, Inc.
2.	Effective June 1, 2010, the information for the funds referenced above appearing in the Contract Prospectus under Appendix II–Description of Underlying Funds, is hereby deleted and replaced with the following:

Fund Name and
Investment Adviser/Subadviser	Investment Objective(s)
ING Partners, Inc. – ING Van Kampen Comstock	Seeks capital growth and income.
Portfolio
Investment Adviser: Directed Services LLC
Subadviser: Invesco Advisers, Inc.
ING Partners, Inc. – ING Van Kampen Equity	Seeks total return, consisting of long-term capital
and Income Portfolio	appreciation and current income.
Investment Adviser: Directed Services LLC
Subadviser: Invesco Advisers, Inc.

X.109622-10A	June 2010